Putnam
Growth and
Income
Fund II

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "As we look forward to fiscal 1997 and beyond, our emphasis on investing for the long term and seeking out undervalued companies should continue to be your fund's greatest strength. With the probability that U.S. growth will slow after several strong years, a global perspective is also vital."

                                  -- Anthony I. Kreisel, manager
                                     Putnam Growth and Income Fund II

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

15     Portfolio holdings

19     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

As Putnam Growth and Income Fund II passes its second anniversary, it has compiled a solid performance record. Part of the reason, of course, is the strong equity market into which the fund was introduced. Another major factor, in our estimation, is an investment strategy developed over nearly four decades by The Putnam Fund for Growth and Income.

That the strategy has been so successful, in investors' eyes, is the primary reason behind our decision to launch the newer fund. The fund's rapid growth in assets attests to investors' continuing interest.

As Fund Manager Anthony Kreisel guided your fund through the fiscal year ended November 30, 1996, he focused on equities in such diverse industries as financial services, technology, and pharmaceuticals. In the following report, Tony provides more detail about the fund's performance during the year just ended and what he sees in store for the year ahead.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Anthony I. Kreisel

The 12 months ended November 30, 1996, are likely to stand out in the memories of equity investors for the combination of market volatility and record-breaking stock market surges. Although Putnam Growth and Income Fund II's fiscal 1996 performance owes much to its holdings in the financial, pharmaceutical, and technology sectors, the fund's solid, value-oriented approach to stock selection proved rewarding as different market sectors shifted in and out of favor during the year.

For the fiscal year, the fund's class A shares provided a total return of 24.95%; class B shares, 23.98%; and class M shares, 24.28%, all at net asset value. The returns taking maximum sales charges into account were 17.78%, 18.98%, and 19.92%, respectively. For longer-term and competitive performance, see pages 9 through 11.

* BANK HOLDINGS STAY STRONG DESPITE UNCERTAIN ENVIRONMENT

Your fund's overweighted position in bank stocks proved beneficial as this sector outperformed many others -- a somewhat surprising outcome for this interest-rate-sensitive industry. It was, after all, in the first half of the fiscal year that the U.S. bond market experienced the sharpest one-day price decline in its history. The resulting rise in interest rates and continuing investor anxiety about an overheating economy created an environment that was potentially harmful for financial stocks.

Nevertheless, bank stocks delivered strong performance for the year, due in large part to industry consolidation that has enhanced revenues and reduced costs. Fleet Financial Group, one of the portfolio's largest bank holdings, was a stellar performer throughout fiscal 1996. Fleet is the dominant bank in New England with more than 1,200 branches in 6 states.

In addition to its leadership position in banking, the company has a number of other successful businesses, such as mortgage and investment management services. Much of Fleet's recent success is a result of cost-reduction initiatives that have significantly lowered expenses following the acquisition of Shawmut National and National Westminster banks.

Another portfolio standout was BankAmerica, the third-largest bank holding company in the United States. Like many other successful companies in this industry, BankAmerica has increased its efforts to improve efficiency, reduce costs, and boost earnings. Of course, while these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* FUND'S FORAY INTO TECHNOLOGY SECTOR PROVES PROFITABLE

Because the technology sector typically consists of growth-oriented investments -- those that emphasize earnings momentum and continued expectations of above-average growth -- it is unusual for a value-oriented portfolio to have a meaningful position in this area. In fiscal 1996, however, we discovered a number of value-investing opportunities in technology -- stocks whose prices we believed did not reflect their true worth. Early in the calendar year, semiconductor stocks took a beating as investor confidence waned, and in July a sharp market decline battered many technology companies. These two occasions allowed us to take advantage of what we considered to be bargain prices for several stocks, including IBM, Motorola, Texas Instruments, and Hewlett-Packard.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance                             17.9%

Oil and gas                                        8.3%

Automotive                                         7.1%

Utilities                                          7.0%

Pharmaceuticals                                    5.6%

Footnote reads:
* Based on net assets as of 11/30/96. Industry sectors will vary over time.

The value of IBM stock rose substantially during the period and, in fact, it was the top performer in the fund's portfolio. Its price -- which just a few years ago was severely distressed in reflection of the company's competitive problems -- reached a nine-year peak just before the close of the fund's fiscal year. IBM's earnings have improved dramatically as a result of new products and cost-reduction efforts.

* AUTOMOTIVE AND RETAIL SECTORS SLIP IN SECOND HALF

In your fund's semiannual report, we cited strong performance in the retail and automotive industries. However, in a clear demonstration of the shifting nature of the 1996 equity market, these two sectors proved disappointing during the fiscal year's second half. Although automotive stocks underperformed, we are maintaining a significant position in this sector based on our long-term value perspective. A number of automotive companies -- including Ford, General Motors, and Chrysler -- are undergoing changes that we believe will improve their earnings potential.

In the retail sector, a few holdings contributed favorably to performance over the second half of the year, including Dayton-Hudson and Kmart. Dayton-Hudson, which operates general merchandise and discount stores such as Target and Mervyn's, improved its profitability during calendar 1996. Kmart, together with its Builders Square retail outlets, operates more than 2,000 stores in the United States and 129 internationally. After years of problems, the company has made vast improvements recently, including aggressive moves by a new management team to streamline operations and enhance merchandise selection.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

PNC Bank Corp.
Commercial banking

Pharmacia & Upjohn, Inc.
Pharmaceuticals

J.P.  Morgan & Co., Inc.
Multinational banking and finance

IBM Corp.
Computers

Kimberly-Clark Corp.
Consumer nondurables

Texas Instruments, Inc.
Electronics and electrical equipment

General Motors Corp.
Automotive

Eastman Kodak Co.
Photographic equipment

Minnesota Mining & Manufacturing
Industrial products

Warner-Lambert Co.
Pharmaceuticals

Footnote reads:
These holdings represent 19.3% of the fund's assets as of 11/30/96. Portfolio holdings will vary over time.

* PHARMACEUTICALS IS ANOTHER PORTFOLIO BRIGHT SPOT

The pharmaceuticals sector of your fund's portfolio also includes some shining examples of companies undergoing what we believe to be positive changes. Bristol-Myers Squibb Co., one of the fund's largest pharmaceutical holdings, is particularly worth noting. Prescription volume has grown recently for the company's leading product, Pravachol, a drug used for the prevention of heart attacks. In addition, Bristol-Myers appears to be benefiting from its cost-cutting program, which includes cuts in manufacturing and rationalization of administrative and research spending. Another key holding, Warner-Lambert, recently received Federal Drug Administration approval to launch its new diabetes drug, Rezulin. Warner-Lambert's product line includes such familiar names as Schick razors, Trident gum, Listerine mouthwash, and Benadryl decongestants.

Among the disappointments in fiscal 1996 were Eastman Chemical Co. and Polaroid Corp. A relatively large position in the latter simply did not perform as well as we expected. In the second half of the fiscal year, the Bell operating companies were hurt by rising interest rates as well as the uncertain competitive environment in the telecommunications industry. Of course, most of the fund's holdings typically remain in the portfolio for 2 to 3 years, and we believe the underlying long-term fundamentals of the Bells are stronger than consensus expectations.

* OUTLOOK: A SOLID STRATEGY WITH A GLOBAL PERSPECTIVE

As we look forward to fiscal 1997 and beyond, we will continue to focus on the growing significance of worldwide economies. With the probability that U.S. growth will slow after several strong years, a global perspective is vital when considering the companies in which the fund invests. Those that can manufacture, sell, and service their products around the world and thus have the potential to compete in global markets should serve the fund well in the years ahead. And, of course, our emphasis on investing for the long term and seeking out undervalued companies should continue to be your fund's greatest strength.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Growth and Income Fund II is designed for investors seeking primarily capital growth, but also current income potential through common stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                          Class A          Class B          Class M
(inception date)         (1/5/95)         (1/5/95)         (1/5/95)
                        NAV    POP       NAV   CDSC       NAV    POP
------------------------------------------------------------------------
1 year               24.95%    17.78%  23.98%   18.98%  24.28%   19.92%
------------------------------------------------------------------------
Life of class        63.20     53.83   60.82    56.82   61.62    55.96
Annual average       29.23     25.29   28.24    26.56   28.58    26.20
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                          S&P 500           Consumer
                                           Index           Price Index
------------------------------------------------------------------------
1 year                                     27.85%             3.26%
------------------------------------------------------------------------
Life of fund                               72.11              5.94
Annual average                             33.02              3.07
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: GROWTH OF A $10,0000 INVESTMENT]

GROWTH OF A $10,0000 INVESTMENT

(plot points for 10-year total return mountain chart)

Date/year     Fund at POP          S&P 500 Index         CPI
---------     -----------          -------------       ------
01/05/95         9,425                 10,000          10,000
01/31/95         9,547                 10,236          10,040
02/28/95         9,901                 10,634          10,080
03/31/95        10,155                 10,947          10,114
04/30/95        10,409                 11,269          10,147
05/31/95        10,829                 11,719          10,167
06/30/95        10,984                 11,991          10,187
07/31/95        11,284                 12,388          10,187
08/31/95        11,496                 12,419          10,214
09/30/95        11,886                 12,943          10,234
10/31/95        11,685                 12,897          10,267
11/30/95        12,311                 13,462          10,261
12/31/95        12,581                 13,721          10,254
01/31/96        12,893                 14,188          10,314
02/29/96        13,032                 14,320          10,347
03/31/96        13,415                 14,458          10,401
04/30/96        13,613                 14,671          10,441
05/31/96        13,822                 15,048          10,461
06/30/96        13,798                 15,106          10,468
07/31/96        13,273                 14,439          10,488
08/31/96        13,588                 14,744          10,508
09/30/96        14,186                 15,573          10,541
10/31/96        14,362                 16,002          10,574
11/30/96        15,383                 17,211          10,594

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/5/95 would have been valued at $16,082 on 11/30/96 ($15,682 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 1/5/95 would have been valued at $16,162 at net asset value on 11/30/96 ($15,596 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

                            Class A          Class B           Class M
------------------------------------------------------------------------
Distributions (number)         4                4                 4
------------------------------------------------------------------------
Income                      $0.207           $0.135            $0.157
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                    0.023            0.023             0.023
------------------------------------------------------------------------
Short-term                   0.311            0.311             0.311
------------------------------------------------------------------------
  Total                     $0.541           $0.469            $0.491
------------------------------------------------------------------------
Share value:               NAV  POP            NAV          NAV    POP
------------------------------------------------------------------------
11/30/95                $11.01  $11.68       $10.96      $10.98   $11.38
------------------------------------------------------------------------
11/30/96                 13.11   13.91        13.03       13.06    13.53
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate1    1.83%   1.73%        1.23%       1.44%    1.39%
------------------------------------------------------------------------
Current 30-day SEC yield2 1.70    1.60         0.98        1.22     1.18
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                            Class A          Class B          Class M
(inception date)            (1/5/95)         (1/5/95)         (1/5/95)
                           NAV   POP        NAV  CDSC        NAV  POP
------------------------------------------------------------------------
1 year                  21.19%  14.26%   20.18%  15.18%   20.51%  16.34%
------------------------------------------------------------------------
Life of class           61.76   52.47    59.22   55.22    60.12   54.51
Annual average          27.34   23.61    26.33   24.72    26.69   24.44
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam Growth and Income Fund II

We have audited the accompanying statement of assets and liabilities of Putnam Growth and Income Fund II, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period January 5, 1995 (commencement of operations) to November 30, 1995, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth and Income Fund II as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period January 5, 1995 (commencement of operations) to November 30, 1995, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 8, 1997




Portfolio of investments owned
November 30, 1996

COMMON STOCKS (98.0%) *
NUMBER OF SHARES                                                                                            VALUE

Aerospace and Defense  (1.1%)
-----------------------------------------------------------------------------------------------------------------
          194,410  Northrop Grumman Corp.                                                            $ 16,160,331

Automotive  (7.1%)
-----------------------------------------------------------------------------------------------------------------
          291,812  Chrysler Corp.                                                                      10,359,326
          336,300  Dana Corp.                                                                          10,467,338
          523,830  Echlin, Inc.                                                                        17,613,784
          547,650  Ford Motor Co.                                                                      17,935,538
          473,470  General Motors Corp.                                                                27,283,709
          296,715  General Motors Corp. Class H                                                        16,170,968
          144,180  Goodyear Tire & Rubber Co. (The)                                                     6,992,730
                                                                                                   --------------
                                                                                                      106,823,393

Basic Industrial Products  (4.3%)
-----------------------------------------------------------------------------------------------------------------
          371,300  Cooper Industries, Inc.                                                             15,408,950
          251,980  General Signal Corp.                                                                10,866,638
          297,800  Minnesota Mining & Manufacturing Co.                                                24,940,750
          680,300  New Holland N.V.                                                                    13,691,038
                                                                                                   --------------
                                                                                                       64,907,376

Building and Construction  (0.9%)
-----------------------------------------------------------------------------------------------------------------
          175,450  Armstrong World Industries, Inc.                                                    13,202,613

Business Equipment and Services  (3.9%)
-----------------------------------------------------------------------------------------------------------------
          177,360  Hewlett-Packard Co.                                                                  9,555,270
          189,040  IBM Corp.                                                                           30,128,250
          390,970  Xerox Corp.                                                                         19,206,401
                                                                                                   --------------
                                                                                                       58,889,921

Chemicals  (3.4%)
-----------------------------------------------------------------------------------------------------------------
          180,360  du Pont (E.I.) de Nemours & Co., Ltd.                                               16,998,930
          266,989  Eastman Chemical Co.                                                                15,251,747
          619,060  Witco Chemical Corp.                                                                18,803,948
                                                                                                   --------------
                                                                                                       51,054,625

Conglomerates  (4.8%)
-----------------------------------------------------------------------------------------------------------------
          352,180  Corning, Inc.                                                                       14,263,290
          498,835  ITT Industries, Inc.                                                                11,660,268
          139,650  Temple Inland, Inc.                                                                  7,506,188
          242,070  TRW, Inc.                                                                           23,571,566
          111,621  United Technologies Corp.                                                           15,654,845
                                                                                                   --------------
                                                                                                       72,656,157

Consumer Durable Goods  (0.9%)
-----------------------------------------------------------------------------------------------------------------
         277,690  Whirlpool Corporation                                                               13,884,500

Consumer Non Durables  (4.9%)
-----------------------------------------------------------------------------------------------------------------
          327,730  American Brands, Inc.                                                               15,649,108
          236,620  Avon Products, Inc.                                                                 13,191,565
          307,740  Kimberly-Clark Corp.                                                                30,081,585
          145,750  Philip Morris Cos., Inc.                                                            15,030,469
                                                                                                   --------------
                                                                                                       73,952,727

Electronics and Electrical Equipment  (5.1%)
-----------------------------------------------------------------------------------------------------------------
          265,380  Eaton Corp.                                                                         18,377,565
          214,135  Honeywell, Inc.                                                                     14,695,014
          263,190  Motorola, Inc.                                                                      14,574,146
          458,365  Texas Instruments, Inc.                                                             29,220,769
                                                                                                   --------------
                                                                                                       76,867,494

Environmental Control (1.0%)
-----------------------------------------------------------------------------------------------------------------
          403,720  WMX Technologies, Inc.                                                              14,533,920

Food and Beverages  (2.2%)
-----------------------------------------------------------------------------------------------------------------
          116,900  Anheuser-Busch Cos., Inc.                                                            4,953,638
          245,370  General Mills, Inc.                                                                 15,580,995
          540,240  Whitman Corporation                                                                 12,425,520
                                                                                                   --------------
                                                                                                       32,960,153

Forest Products  (1.9%)
-----------------------------------------------------------------------------------------------------------------
          239,690  Rayonier, Inc.                                                                       9,287,988
          421,290  Weyerhaeuser Co.                                                                    19,379,340
                                                                                                   --------------
                                                                                                       28,667,328

Insurance and Finance  (17.9%)
-----------------------------------------------------------------------------------------------------------------
          457,290  Ahmanson (H.F.) & Co.                                                               15,090,570
          453,750  American General Corp.                                                              18,660,469
          254,240  AON Corp.                                                                           15,476,860
          276,520  Banc One Corp.                                                                      13,169,265
          156,870  BankAmerica Corp.                                                                   16,157,610
          183,735  Bankers Trust New York Corp.                                                        15,984,945
          200,670  Beneficial Corp.                                                                    12,466,624
           68,671  CIGNA Corp.                                                                          9,708,363
          243,310  CoreStates Financial Corp.                                                          13,108,326
          405,230  Fleet Financial Group, Inc.                                                         22,439,611
          334,000  Keycorp                                                                             17,493,250
          324,460  Morgan (J.P.) & Co., Inc.                                                           30,620,913
          146,850  NationsBank Corp.                                                                   15,217,331
          883,480  PNC Bank Corp.                                                                      34,897,460
          869,010  USF&G Corp.                                                                         17,380,200
                                                                                                   --------------
                                                                                                      267,871,797

Medical Supplies and Devices  (1.1%)
-----------------------------------------------------------------------------------------------------------------
          381,700  Baxter International, Inc.                                                          16,222,250

Metals and Mining (1.0%)
-----------------------------------------------------------------------------------------------------------------
          477,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                    14,250,375

Oil and Gas  (8.3%)
-----------------------------------------------------------------------------------------------------------------
          234,865  Amoco Corp.                                                                         18,231,396
          108,970  British Petroleum PLC ADR (United Kingdom)                                          15,119,588
          309,364  Coastal Corp.                                                                       14,888,143
          120,040  Mobil Corp.                                                                         14,524,840
          735,070  Occidental Petroleum Corp.                                                          17,641,680
          279,370  PanEnergy Corp.                                                                     12,292,280
          342,030  Phillips Petroleum Co.                                                              15,434,104
          400,010  Total Corp. ADR (France)                                                            16,150,404
                                                                                                   --------------
                                                                                                      124,282,435

Pharmaceuticals  (5.6%)
-----------------------------------------------------------------------------------------------------------------
          224,002  American Home Products Corp.                                                        14,392,129
          113,710  Bristol-Myers Squibb Co.                                                            12,934,513
          813,325  Pharmacia & Upjohn, Inc.                                                            31,414,678
          343,059  Warner-Lambert Co.                                                                  24,528,719
                                                                                                   --------------
                                                                                                       83,270,039

Photography (3.0%)
-----------------------------------------------------------------------------------------------------------------
          309,720  Eastman Kodak Co.                                                                   25,087,320
          449,255  Polaroid Corp.                                                                      19,149,494
                                                                                                   --------------
                                                                                                       44,236,814

Publishing  (1.1%)
-----------------------------------------------------------------------------------------------------------------
          311,490  Times Mirror Co. Class A                                                            16,314,289

Retail (5.9%)
-----------------------------------------------------------------------------------------------------------------
          446,540  Dayton Hudson Corporation                                                           17,359,243
        1,405,800  K mart Corp.                                                                        15,639,525
          275,500  May Department Stores Co.                                                           13,430,625
          307,540  Penney (J.C.) Co., Inc.                                                             16,530,275
          448,400  Rite Aid Corp.                                                                      17,767,850
          167,022  Sears, Roebuck & Co.                                                                 8,309,345
                                                                                                   --------------
                                                                                                       89,036,863

Telecommunications  (1.6%)
-----------------------------------------------------------------------------------------------------------------
          394,000  Deutsche Telekom AG ADR (Germany) +                                                  8,421,750
          504,520  MCI Communications Corp.                                                            15,387,860
                                                                                                   --------------
                                                                                                       23,809,610

Transportation  (3.9%)
-----------------------------------------------------------------------------------------------------------------
          199,810  Canadian National Railway Co. (Canada)                                               8,217,186
          133,770  Delta Air Lines, Inc.                                                               10,066,193
          163,920  Norfolk Southern Corp.                                                              14,752,800
          467,180  Ryder System, Inc.                                                                  14,190,593
          187,755  Union Pacific Corp.                                                                 10,936,729
                                                                                                   --------------
                                                                                                       58,163,501

Utilities (7.0%)
-----------------------------------------------------------------------------------------------------------------
          459,770  BellSouth Corp.                                                                     18,563,214
          463,340  GTE Corp.                                                                           20,792,383
          327,810  Northeast Utilities Co.                                                              3,892,744
          125,180  NYNEX Corp.                                                                          5,805,223
          456,200  Pacific Telesis Group                                                               16,879,400
          570,010  Sprint Corp.                                                                        23,869,169
          366,310  Union Electric Co.                                                                  14,560,803
                                                                                                   --------------
                                                                                                      104,362,936
                                                                                                   --------------
                   Total Common Stocks  (cost $1,292,598,641)                                     $ 1,466,381,447

CONVERTIBLE PREFERRED STOCKS  (0.7%) *(cost $9,322,796)
NUMBER OF SHARES                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
           78,690  Case Corp. $4.50 cv. pfd.                                                         $ 10,210,028


SHORT-TERM INVESTMENTS  (1.6%) *(cost $24,374,580)
PRINCIPAL AMOUNT                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------
      $24,367,000  Interest in $732,975,000 joint repurchase agreement dated November 29, 1996 with Morgan (J.P.) & Co.,  Inc.  due  December 2, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $24,378,371 for an effective
                   yield of 5.6%                                                                     $ 24,374,580
-----------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $1,326,296,017)***                                     $ 1,500,966,055
-----------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,496,217,614

+   Non-income-producing security.

*** The aggregate identified cost for federal income tax purpose is $1,327,173,756, resulting in gross unrealized appreciation and depreciation of $189,061,616 and $15,269,317, respectively, or net unrealized appreciation of $173,792,299.

    ADR after the name of a holding stands for American Depository Receipt representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying note are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996

Assets
----------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,326,296,017) (Note 1)                                                   $1,500,966,055
----------------------------------------------------------------------------------------------------------
Cash                                                                                               109,356
----------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                                  4,337,100
----------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                           8,264,772
----------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                   6,639,682
----------------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                          66,274
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 1,520,383,239

Liabilities
----------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                19,675,577
----------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                       1,021,044
----------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                     1,887,872
----------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                         243,693
----------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                        2,595
----------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                         3,734
----------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                             947,287
----------------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                          74,298
----------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                             309,525
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               24,165,625
----------------------------------------------------------------------------------------------------------
Net assets                                                                                  $1,496,217,614

Represented by
----------------------------------------------------------------------------------------------------------
Paid-in capital  (Notes 1, 4 and 5)                                                         $1,240,092,979
----------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                     2,320,728
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                           79,133,869
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                     174,670,038
----------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                    $1,496,217,614

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($637,204,354 divided by 48,597,120 shares)                                                         $13.11
----------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.11)*                                             $13.91
----------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($763,437,688 divided by 58,582,873 shares)**                                                       $13.03
----------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($95,575,572 divided by 7,317,112 shares)                                                           $13.06
----------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.06)*                                             $13.53
----------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Investment income:
----------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $111,414)                                                     $27,080,912
----------------------------------------------------------------------------------------------------------
Interest                                                                                         1,904,898
----------------------------------------------------------------------------------------------------------
Total investment income                                                                         28,985,810
----------------------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                 5,808,582
----------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                   1,818,917
----------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                   23,898
----------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                    20,418
----------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                            1,059,366
----------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                            4,874,242
----------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                              457,625
----------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                       6,048
----------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                             68,194
----------------------------------------------------------------------------------------------------------
Registration fees                                                                                  249,632
----------------------------------------------------------------------------------------------------------
Auditing                                                                                            30,897
----------------------------------------------------------------------------------------------------------
Legal                                                                                               79,755
----------------------------------------------------------------------------------------------------------
Other                                                                                              123,680
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                  14,621,254
----------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                        (378,499)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                                    14,242,755
----------------------------------------------------------------------------------------------------------
Net investment income                                                                           14,743,055
----------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                80,045,414
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                     135,233,459
----------------------------------------------------------------------------------------------------------
Net gain on investments                                                                        215,278,873
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          $230,021,928
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                                    For the period
                                                                                   January 5, 1995
                                                                                     (commencement
                                                                   Year ended        of operations)
                                                                  November 30       to November 30
                                                                         1996                 1995
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                            $14,743,055            $3,516,987
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                  80,045,414            16,232,259
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                       135,233,459            31,872,124
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             230,021,928            51,621,370
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                      (7,210,359)           (1,223,270)
--------------------------------------------------------------------------------------------------
     Class B                                                      (5,423,325)           (1,065,275)
--------------------------------------------------------------------------------------------------
     Class M                                                        (800,684)             (174,105)
--------------------------------------------------------------------------------------------------
From net realized gain on investments
     Class A                                                      (7,801,899)                   --
--------------------------------------------------------------------------------------------------
     Class B                                                      (8,303,604)                   --
--------------------------------------------------------------------------------------------------
     Class M                                                      (1,049,659)                   --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Notes 4 and 5)         753,262,427           492,264,069
--------------------------------------------------------------------------------------------------
Total increase in net assets                                     952,694,825           541,422,789
--------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                543,522,789             2,100,000
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,320,728 and $1,047,745, respectively)            $1,496,217,614          $543,522,789
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                        January 5, 1995
                                                                             Year         (commencement          Year
                                                                            ended         of operations)        ended
                                                                      November 30        to November 30   November 30
----------------------------------------------------------------------------------------------------------------------
                                                                             1996                  1995          1996
----------------------------------------------------------------------------------------------------------------------
                                                                                    Class M                    Class B
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.98                $8.53         $10.96
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .18                  .12            .15
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              2.39                 2.43           2.39
----------------------------------------------------------------------------------------------------------------------
Total from investment activities                                             2.57                 2.55           2.54
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.16)                (.10)          (.14)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.33)                  --           (.33)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.49)                (.10)          (.47)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.06               $10.98         $13.03
----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           24.28                30.04*         23.98
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $95,576              $33,406       $763,438
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.59                 1.80*          1.84
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.42                 1.58*          1.17
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      83.97                64.18*         83.97
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                          $0.0493                             $0.0493
----------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                   For the period                      For the period
                                                                  January 5, 1995                     January 5, 1995
                                                                    (commencement           Year        (commencement
                                                                    of operations)         ended        of operations)
                                                                   to November 30    November 30       to November 30
----------------------------------------------------------------------------------------------------------------------
                                                                             1995           1996                 1995
----------------------------------------------------------------------------------------------------------------------
                                                                          Class B                   Class A
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.53         $11.01                $8.53
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .11            .23                  .15
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                              2.42           2.41                 2.45
----------------------------------------------------------------------------------------------------------------------
Total from investment activities                                             2.53           2.64                 2.60
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.10)          (.21)                (.12)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --           (.33)                  --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.10)          (.54)                (.12)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.96         $13.11               $11.01
----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           29.72*         24.95                30.62*
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $259,789       $637,204             $250,328
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               2.03*          1.09                 1.35*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.36*          1.92                 2.03*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      64.18*         83.97                64.18*
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                         $0.0493
----------------------------------------------------------------------------------------------------------------------

*   Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares and lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of losses on wash sales transactions, organization expenses and amortization of bond premium. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $35,704 to decrease undistributed net investment income and $24,346 to increase paid-in-capital, with an increase to accumulated net realized gain on investment of $11,358. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $74,298. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $378,499 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,570 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (The "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,683,969 and $136,805 from the sale of class A and class M shares, respectively and $722,019 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $5,972 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,530,450,401 and $793,212,216, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                  Year ended
                               November 30, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold          30,647,039         $357,129,920
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         1,271,731           14,216,349
----------------------------------------------------
                     31,918,770          371,346,269

Shares
repurchased          (6,063,890)         (71,076,075)
----------------------------------------------------
Net increase         25,854,880         $300,270,194
----------------------------------------------------

                                 For the period
                                 January 5, 1995
                               (commencement of
                                  operations) to
                                November 30, 1995
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold          19,356,148         $191,344,508
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           114,421            1,163,096
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Dividend
Growth Fund           4,765,630           50,372,714
----------------------------------------------------
                     24,236,199          242,880,318

Shares
repurchased          (1,576,312)         (16,055,983)
----------------------------------------------------
Net increase         22,659,887         $226,824,335
----------------------------------------------------

                                Year ended
                              November 30, 1996
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold          39,226,124         $454,975,416
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         1,170,898           12,989,000
----------------------------------------------------
                     40,397,022          467,964,416

Shares
repurchased          (5,524,455)         (64,550,693)
----------------------------------------------------
Net increase         34,872,567         $403,413,723
----------------------------------------------------

                               For the period
                               January 5, 1995
                             (commencement of
                                operations) to
                              November 30, 1995
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold          23,950,321         $238,931,212
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            99,507            1,010,371
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Dividend
Growth Fund           1,116,576           11,768,715
----------------------------------------------------
                     25,166,404          251,710,298

Shares
repurchased          (1,538,451)         (15,606,751)
----------------------------------------------------
Net increase         23,627,953         $236,103,547
----------------------------------------------------

                                 Year ended
                               November 30, 1996
----------------------------------------------------
Class M                 Shares                Amount
----------------------------------------------------
Shares sold          4,835,305           $56,263,450
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          157,977             1,757,844
----------------------------------------------------
                     4,993,282            58,021,294

Shares
repurchased           (719,633)           (8,442,784)
----------------------------------------------------
Net increase         4,273,649           $49,578,510
----------------------------------------------------

                               For the period
                               January 5, 1995
                             (commencement of
                                operations) to
                              November 30, 1995
----------------------------------------------------
Class M                  Shares               Amount
----------------------------------------------------
Shares sold           3,172,893          $31,479,095
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             6,569               64,181
----------------------------------------------------
                      3,179,462           31,543,276

Shares
repurchased            (218,352)          (2,207,089)
----------------------------------------------------
Net increase          2,961,110          $29,336,187
----------------------------------------------------

Note 5
Acquisition of Putnam Dividend Growth Fund

On September 22, 1995, the fund issued 4,765,630 and 1,116,576 of class A and class B shares, respectively, to the shareholders of Putnam Dividend Growth Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Dividend Growth Fund on September 22, 1995, valuation date, were $343,915,341 and $62,141,429, respectively. On September 22, 1995,
Putnam Dividend Growth Fund had unrealized appreciation of $7,564,455.

The aggregate net assets of the fund immediately following the acquisition were $406,056,770.



Federal tax information
(Unaudited)

The fund has designated 37.22% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth and Income Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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